UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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Targacept, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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See the reverse side of this notice to obtain

proxy materials and voting instructions.

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

Meeting Information

Meeting Type: <mtgtype>

For holders as of: <recdate>

Date: Time: <mtgtime>

Location:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on <mtgdate>.

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TARGACEPT, INC. Annual Meeting

June 05, 2014

June 05, 2014 8:30 AM EDT

April 16, 2014

Targacept, Inc.

100 North Main Street

Suite 1510

Winston-Salem, NC 27101

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

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1. Annual Report 2. Form 10-K 3. Notice & Proxy Statement

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 22, 2014 to facilitate timely delivery.

Voting items

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The Board of Directors recommends that you

vote FOR the following:

1. Election of Directors

Nominees

01 Julia R. Brown 02 Dr. Stephen A. Hill 03 John P. Richard

The Board of Directors recommends you vote FOR the following proposal(s):

2. To approve, on an advisory basis, the compensation of Targacept’s named executive officers, as disclosed in its proxy statement for the Annual Meeting pursuant to the compensation rules of the Securities and Exchange Commission.

3. To ratify the appointment of Ernst & Young, LLP as Targacept’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2014.

4. To transact such other business as may properly come before the Annual meeting or any postponement or adjournment thereof.

Voting Instructions

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